EXHIBIT 99
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                                            WFMBS MORTGAGE LOAN POOL
                                       10-YEAR THROUGH 15-YEAR FIXED RATE
                                       NON-RELOCATION/RELOCATION MORTGAGES
                                           WFMBS SERIES 2003-09 Upsize
                                             POOL PROFILE (7/2/2003)

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                                                         ---------------------      ----------------------
                                                                 Bid                      Tolerance
                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $300,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Jul-03
     INTEREST RATE RANGE                                            4.50-6.75
     GROSS WAC                                                         5.330%          (+10 bps/ -10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                               1 bps
     WAM (in months)                                                      178                (+/- 2 month)

     WALTV                                                                56%                (maximum +5%)

     CALIFORNIA %                                                         39%                (maximum 40%)

     AVERAGE LOAN BALANCE                                            $480,000           (maximum $525,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,488,000         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                 23%               (maximum  +5%)

     PRIMARY RESIDENCE %                                                  95%                (minimum -5%)

     SINGLE-FAMILY DETACHED %                                             95%                (minimum -5%)

     FULL DOCUMENTATION %                                                 50%                (minimum -5%)

     UNINSURED > 80% LTV %                                                 0%                (maximum +1%)

     WA FICO                                                              736                (minimum -10)



                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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                                                WFMBS MORTGAGE LOAN POOL
                                           10-YEAR THROUGH 15-YEAR FIXED RATE
                                           NON-RELOCATION/RELOCATION MORTGAGES
                                               WFMBS SERIES 2003-09 Upsize
                                                 POOL PROFILE (7/2/2003)
                                                   PRICING INFORMATION
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

     RATING AGENCIES                                              TBD by Wells Fargo

     PASS THRU RATE                                                            4.75%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.10%

     PRICING DATE                                                                TBD

     FINAL STRUCTURE DUE DATE                                              11-Jul-03                9:00 AM

     SETTLEMENT DATE                                                       30-Jul-03

     ASSUMED SUB LEVELS                                                          AAA          1.200%
                                                                                  AA            TBD
                                                                                   A            TBD
                                                                                 BBB            TBD
                                                                                  BB            TBD
                                                                                   B            TBD

                                                             Note:  AAA Class will be rated by two rating agencies.
                                                             AA through B Classes will be rated by one rating agency.
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     WFASC Securitization Program as follows:
         1)  All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
         2)  Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
         3)  Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
         4)  Wells Fargo Bank Minnesota, N.A. will act as custodian.
         5)  No Floating Rate Interest-Only strips will be described as Fixed
             Rate (Normalized I/O's)

     * This Security may contain Pledged Asset Loans.
     -----------------------------------------------

     WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-07. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.



     WFMBS CONTACTS                            Brad Davis (301) 846-8009
                                               Mike Miller (301) 815-6397
                                               Gretchen Markley (301) 846-8356
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                                                   WFASC Denomination Policy
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                                                                                    Minimum           Physical          Book Entry
Type and Description of Certificates                                             Denomination       Certificates       Certificates
                                                                                    (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex components
(subject to reasonable prepayment support)                                          $25,000           Allowed            Allowed

Companion classes for PAC, TAC, Scheduled Classes                                  $100,000           Allowed            Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates     $100,000           Allowed            Allowed

Notional and Nominal Face IO                                                          (2)             Allowed            Allowed

Residual Certificates                                                                 (3)            Required          Not Allowed

All other types of Class A Certificates                                               (5)               (5)                (5)


Class B (Investment Grade)                                                         $100,000           Allowed            Allowed

Class B (Non-Investment Grade)                                                     $250,000          Required          Not Allowed


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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.


(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.